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                                     ARTHUR
                                    ANDERSEN

                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to incorporation by reference in this Registration Statement of our report dated January 27, 1998, included in Alpha-Beta Technology, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.

                                           /s/ Arthur Andersen LLP

                                           Arthur Andersen LLP


Boston, Massachusetts
January 7, 1999